Exhibit 10.3

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Corporation:	FatPipe, Inc.
392 E. Winchester, Suite 500
Salt Lake City, UT 84107

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is FatPipe, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Utah. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains its principal office at 392 E. Winchester, Suite 500, Salt Lake City, UT 84107. Unless the Corporation has designated otherwise in writing, this is the principal office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on January 25, 2023, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of FatPipe, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Ragula Bhaskar	President & Chief Executive Officer	Y	/s/ Ragula Bhaskar

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

(Continued)

Loan No: 17500368	Page 2

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

Assumed Business Name	Filing Location	Date
FatPipe Networks	Utah Department of Commerce / Division of Corporations & Commercial Code	06-07-2019

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signature set opposite the name listed above is his or her genuine signature.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated January 25, 2023.

CERTIFIED TO AND ATTESTED BY:

/s/ Ragula Bhaskar
Ragula Bhaskar, Sole Director

/s/ Sanchaita Datta
Sanchaita Datta, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Corporation:	FatPipe Technologies, Inc
392 E. Winchester, Suite 500
Salt Lake City, UT 84107

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is FatPipe Technologies, Inc (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Utah. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains its principal office at 392 E. Winchester, Suite 500, Salt Lake City, UT 84107. Unless the Corporation has designated otherwise in writing, this is the principal office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on January 25, 2023, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of FatPipe Technologies, Inc:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Ragula Bhaskar	President & Chief Executive Officer	Y	/s/ Ragula Bhaskar

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

(Continued)

Loan No: 17500368	Page 2

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signature set opposite the name listed above is his or her genuine signature.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated January 25, 2023.

CERTIFIED TO AND ATTESTED BY:

/s/ Ragula Bhaskar
Ragula Bhaskar, Sole Director

/s/ Sanchaita Datta
Sanchaita Datta, Secretary

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Principal Amount: $5,000,000.00	Date of Note: January 25, 2023

PROMISE TO PAY. FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”) jointly and severally promise to pay to Celtic Bank Corporation (“Lender”), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00) or such lesser amount as Lender actually advances to Borrower, together with interest on the unpaid principal balance (as such unpaid principal balance may fluctuate from time to time) from January 25, 2023, until paid in full.

IRREGULAR REPAYMENT. This note evidences an irregular repayment structure. Subject to any payment changes resulting from changes in the Index, Borrower will pay regular monthly payments of accrued interest beginning March 1, 2023, with all subsequent interest payments to be due on the same day of each month thereafter. Beginning on February 1, 2025, Borrower will pay 12 regular monthly payments of principal and interest based on a five-year amortization schedule, with all subsequent principal and interest payments to be due on the same day of each month thereafter. Borrower’s final payment due January 31, 2026 will be for all principal and all accrued interest not yet paid. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each Month. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 7.500% per annum. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 4.250 percentage points over the Index (the “Margin”), resulting in an initial rate of 11.750% per annum based on a year of 360 days. If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific Index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rates stated in this Note.

PREPAYMENT PENALTY. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: This loan is subject to a prepayment penalty equal to Seventy-Five Thousand Dollars ($75,000.00) through January 31, 2024, after which it will be waived. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Celtic Bank Corporation, 268 South State Street, Suite 300 Salt Lake City, UT 84111.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $5.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 18.000% per annum based on a year of 360 days. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation all reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Utah.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency. Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Celtic Bank Corporation 268 South State Street, Suite 300 Salt Lake City, UT 84111.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

THIS BUSINESS LOAN AGREEMENT dated January 25, 2023, is made and executed between FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”) and Celtic Bank Corporation (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of January 25, 2023, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until January 31, 2026. Advances under the Indebtedness, as well as directions for payment from Borrower’s accounts, may be requested orally by Borrower. All requests shall be confirmed in writing on the day of the request. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person as described in the “Advance Authority” section below or (B) credited to any of Borrower’s accounts with Lender.

ADVANCE AUTHORITY. The following person or persons are authorized to request advances and authorize payments under the loan until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of such authority: Ragula Bhaskar, President & Chief Executive Officer and Sanchaita Datta, Secretary.

CONDITIONS PRECEDENT TO EACH ADVANCE.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substances satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document, including an Origination Fee of One Percent (1.00%) of each Tranche Disbursement referenced below and as specified in the Disbursement Request and Authorization.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of the initial Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

Establishment of Depository Account with Lender. Borrower shall have opened a depository account held with Lender for receiving substantially all payments and revenues from Borrower’s business operations on a going forward basis

Delayed Draw & Tranche Disbursement. Upon closing, Lender shall disburse to Borrower an initial tranche in the amount of Two Million Five Hundred Thousand & 00/100 Dollars ($2,500,000.00), less closing costs (“Tranche A”). Lender shall disburse to Borrower additional tranches at Borrower’s discretion in the amounts of at least Five Hundred Thousand & 00/100 Dollars ($500,000.00) but not more than Two Million Five Hundred Thousand & 00/100 Dollars ($2,500,000.00) in aggregate (the “Subsequent Tranches”), less the Origination Fees, no later than November 30, 2024 and subject to other terms and conditions specified herein. At no time shall the principal Indebtedness exceed Five Million & 00/100 Dollars ($5,000,000.00).

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as “Borrower.” Unless specifically stated to the contrary, the word “Borrower” as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower’s or any other Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) determine how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower’s indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. FatPipe, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Utah. FatPipe, Inc. is duly authorized to transact business in all other states in which FatPipe, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which FatPipe, Inc. is doing business. Specifically, FatPipe, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. FatPipe, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. FatPipe, Inc. maintains its principal office at 392 E. Winchester, Suite 500, Salt Lake City, UT 84107. Unless FatPipe, Inc. has designated otherwise in writing, this is the principal office at which FatPipe, Inc. keeps its books and records including its records concerning the Collateral. FatPipe, Inc. will notify Lender prior to any change in the location of FatPipe, Inc.’s state of organization or any change in FatPipe, Inc.’s name. FatPipe, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to FatPipe, Inc. and FatPipe, Inc.’s business activities.

FatPipe Technologies, Inc is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Utah. FatPipe Technologies, Inc is duly authorized to transact business in all other states in which FatPipe Technologies, Inc is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which FatPipe Technologies, Inc is doing business. Specifically, FatPipe Technologies, Inc is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. FatPipe Technologies, Inc has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. FatPipe Technologies, Inc maintains its principal office at 392 E. Winchester, Suite 500, Salt Lake City, UT 84107. Unless FatPipe Technologies, Inc has designated otherwise in writing, this is the principal office at which FatPipe Technologies, Inc keeps its books and records including its records concerning the Collateral. FatPipe Technologies, Inc will notify Lender prior to any change in the location of FatPipe Technologies, Inc’s state of organization or any change in FatPipe Technologies, Inc’s name. FatPipe Technologies, Inc shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to FatPipe Technologies, Inc and FatPipe Technologies, Inc’s business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:

Borrower	Assumed Business Name	Filing Location	Date
FatPipe, Inc.	FatPipe Networks	Utah Department of Commerce / Division of Corporations & Commercial Code	06-07-2019

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than 180 days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, compiled by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower’s balance sheet and profit and loss statement for the period ended, prepared by Borrower.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Borrower’s Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

Additional Requirements. With respect to Annual Statements, Borrower’s financial statements compiled by a certified public accountant must be prepared with and contain footnotes and consolidating schedules (full disclosure compilation).

Quarterly A/R and A/P schedules to be provided with Borrower’s quarterly financial statements; Quarterly proof of payroll tax filings and payments; Semi-Annual Business Debt Schedules.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Working Capital Requirements. Maintain Working Capital according to the following: minimum cash balances of Fifteen Percent (15.000%) of the outstanding principal Loan balance during the interest-only period and Ten Percent (10.000%) of the outstanding principal Loan balance during the amortization period, each measured quarterly.

Additional Requirements. After November 30, 2024, the Loan will be frozen and Borrower will not be eligible for Subsequent Tranches not yet drawn.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender’s forms, and in the amounts and under the conditions set forth in those guaranties.

Names of Guarantors	Amounts
FatPipe Networks Private Limited Corporation	Unlimited
Ragula Bhaskar	Unlimited
Sanchaita Datta	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: working capital and general business purposes.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender within thirty (30) days after the end of each fiscal quarter, with a certificate executed by Borrower’s chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Capital Expenditures. Make or contract to make capital expenditures, including leasehold improvements, in any fiscal year in excess of $250,000.00 or incur liability for rentals of property (including both real and personal property) in an amount which, together with capital expenditures, shall in any fiscal year exceed such sum.

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts receivable, except to Lender.

Additional Financial Restrictions. All terms, covenants, and restrictions contained in this Agreement shall expressly apply to Borrower’s Affiliate/Subsidiary; FatPipe Networks Private Limited Corporation.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a “Subchapter S Corporation” (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower’s stock, or purchase or retire any of Borrower’s outstanding shares or alter or amend Borrower’s capital structure.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

ACCOUNT DEBTOR PAYMENTS. Borrower acknowledges that any payments received by Borrower on Accounts shall be held in trust by Borrower for the benefit of Lender. If payment is made in cash, such payment shall be immediately delivered to Lender. If payment is made by check or similar instrument, such instrument shall be immediately delivered to Lender in the form received without negotiation. If payment is made by electronic funds transfer or credit card, Borrower shall immediately forward such payment to Lender by electronic funds transfer or company check within three (3) Business Banking Days of receipt. Borrower shall promptly and completely respond to all requests from Lender for any information or records requested to assist in collection of Accounts.

POWER OF ATTORNEY REGARDING ACCOUNTS. Borrower does hereby make, constitute and appoint Lender, and its designees, as its true and lawful attorneys-in-fact, with full power of substitution, with full power to endorse the name of Borrower upon any checks or other forms of payment on Accounts and to effect the deposit and collection thereof. This power of attorney is irrevocable. Such power may be exercised at any time. Borrower does hereby make, constitute, and appoint Lender, and its designees, as Borrower’s true and lawful attorneys in fact, with full power of substitution, such power to be exercised only upon the occurrence of an Event of Default, to: (a) receive, open, and dispose of all mail addressed to Borrower; (b) cause all mail of Borrower to be delivered to a designated address of Lender where Lender may open all such mail and remove there from any payment of Accounts; and (c) Lender may do any and all other things necessary or proper to carry out the intent of this Agreement and to perfect and protect the rights of Lender created under this Agreement. Exercise of any of the foregoing powers shall be in the sole discretion of Lender without any duty to do so.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not Lender’s salaried employee and whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Utah.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement or required by law shall be given in writing, and shall be effective when actually delivered in accordance with the law or with this Agreement, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided by applicable law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word “Borrower” means FatPipe, Inc.; and FatPipe Technologies, Inc and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means Celtic Bank Corporation, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word “Note” means the Note dated January 25, 2023 and executed by FatPipe, Inc.; and FatPipe Technologies, Inc in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JANUARY 25, 2023.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

LENDER:

CELTIC BANK CORPORATION

By:	/s/ Daniel Godfrey
Authorized Signer

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc. FatPipe Technologies, Inc 392 E. Winchester, Suite 500 Salt Lake City, UT 84107	Lender:	Celtic Bank Corporation 268 S. State Street Suite 300 Salt Lake City, UT 84111

Grantor:	FatPipe, Inc.; FatPipe Technologies, Inc; and FatPipe Networks Private Limited Corporation 392 E. Winchester, Suite 500 Salt Lake City, UT 84107

THIS COMMERCIAL SECURITY AGREEMENT dated January 25, 2023, is made and executed among FatPipe, Inc.; FatPipe Technologies, Inc; and FatPipe Networks Private Limited Corporation (“Grantor”); FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”); and Celtic Bank Corporation (“Lender”).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All Inventory, Chattel Paper, Accounts, Contracts Receivable, Equipment and General Intangibles

In addition, the word “Collateral” also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Borrower regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

BORROWER’S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower’s request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower’s financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower’s creditworthiness.

GRANTOR’S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

COMMERCIAL SECURITY AGREEMENT
(Continued)

Loan No: 17500368	Page 2

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of any Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender’s prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor’s business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor’s address shown above or at such other locations as are acceptable to Lender. Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor’s business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Utah, without Lender’s prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor’s business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.

COMMERCIAL SECURITY AGREEMENT
(Continued)

Loan No: 17500368	Page 3

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days’ prior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses “single interest insurance,” which will cover only Lender’s interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds $5,000.00, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor’s sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

GRANTOR’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

COMMERCIAL SECURITY AGREEMENT
(Continued)

Loan No: 17500368	Page 4

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Borrower, any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s, any guarantor’s or Grantor’s property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower’s or Grantor’s existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower’s or Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s or Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s or Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Utah Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. Grantor hereby waives any requirement that the receiver be impartial and disinterested as to all of the parties and agrees that employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

COMMERCIAL SECURITY AGREEMENT
(Continued)

Loan No: 17500368	Page 5

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

ACCOUNT DEBTOR PAYMENTS. Borrower acknowledges that any payments received by Borrower on Accounts shall be held in trust by Borrower for the benefit of Lender. If payment is made in cash, such payment shall be immediately delivered to Lender. If payment is made by check or similar instrument, such instrument shall be immediately delivered to Lender in the form received without negotiation. If payment is made by electronic funds transfer or credit card, Borrower shall immediately forward such payment to Lender by electronic funds transfer or company check within three (3) Business Banking Days of receipt. Borrower shall promptly and completely respond to all requests from Lender for any information or records requested to assist in collection of Accounts.

POWER OF ATTORNEY REGARDING ACCOUNTS. Borrower does hereby make, constitute and appoint Lender, and its designees, as its true and lawful attorneys-in-fact, with full power of substitution, with full power to endorse the name of Borrower upon any checks or other forms of payment on Accounts and to effect the deposit and collection thereof. This power of attorney is irrevocable. Such power may be exercised at any time. Borrower does hereby make, constitute, and appoint Lender, and its designees, as Borrower’s true and lawful attorneys in fact, with full power of substitution, such power to be exercised only upon the occurrence of an Event of Default, to: (a) receive, open, and dispose of all mail addressed to Borrower; (b) cause all mail of Borrower to be delivered to a designated address of Lender where Lender may open all such mail and remove there from any payment of Accounts; and (c) Lender may do any and all other things necessary or proper to carry out the intent of this Agreement and to perfect and protect the rights of Lender created under this Agreement. Exercise of any of the foregoing powers shall be in the sole discretion of Lender without any duty to do so.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not Lender’s salaried employee and whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Utah.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement or required by law shall be given in writing, and shall be effective when actually delivered in accordance with the law or with this Agreement, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided by applicable law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

COMMERCIAL SECURITY AGREEMENT
(Continued)

Loan No: 17500368	Page 6

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word “Borrower” means FatPipe, Inc.; and FatPipe Technologies, Inc and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means FatPipe, Inc.; FatPipe Technologies, Inc; and FatPipe Networks Private Limited Corporation.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision, together with all interest thereon and all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word “Lender” means Celtic Bank Corporation, its successors and assigns.

Note. The word “Note” means the Note dated January 25, 2023 and executed by FatPipe, Inc.; and FatPipe Technologies, Inc in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 25, 2023.

COMMERCIAL SECURITY AGREEMENT
(Continued)

Loan No: 17500368	Page 7

GRANTOR:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

Loan#: 17500368

Principal Loan Amount: $5,000,000.00

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of January 25, 2023 is made by FatPipe, Inc. a Utah corporation (“Borrower”) and FatPipe Networks Private Limited Corporation, an Indian corporation registered and authorized to do business in the State of Utah (“Guarantor”) in favor of Celtic Bank Corporation (the “Lender”), a Utah state corporation.

WHEREAS, the Borrower and Guarantor have entered into a Business Loan Agreement and a Commercial Guaranty dated as of January 25, 2023 (the “Loan Agreement”), with the Lender; and

WHEREAS, as a condition precedent to the making of the loan by the Lender under the Loan Agreement, Borrower and Guarantor have executed and delivered to the Lender that certain Security Agreement dated as of January 25, 2023 made by and between the Borrower, Guarantor, and the Lender (the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Borrower and Guarantor have granted to the Lender a security interest in, among other property, certain intellectual property of the Borrower and Guarantor and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office and the United States Copyright Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Borrower and Guarantor hereby pledge and grant to the Lender a security interest in and to all of the right, title, and interest of Borrower and Guarantor in, to, and under the following (the “IP Collateral”):

(a) the patents and patent applications set forth in Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof and amendments thereto (the “Patents”);

(b) the trademark registrations and applications set forth in Schedule 2 hereto, together with the goodwill connected with the use thereof and symbolized thereby, and all extensions and renewals thereof (the “Trademarks”);

(c) all rights of any kind whatsoever of Borrower and Guarantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions, and otherwise throughout the world;

(e) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(f) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right, but no obligation, to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Borrower and Guarantor authorize the Commissioner for Patents to record and register this IP Security Agreement upon request by the Lender.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference. The provisions of the Security Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Lender with respect to the IP Collateral are as provided by the Loan Agreement, the Security Agreement, and related documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

Intellectual Property Security Agreement (FATPIPE, INC.)

Loan#: 17500368

Principal Loan Amount: $5,000,000.00

4. Execution in Counterparts. This IP Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this IP Security Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

5. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction).

IN WITNESS WHEREOF, Borrower and Guarantor have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Name:	Ragula Bhaskar
Title:	President & Chief Executive Officer

Address for Notices:

392 E. Winchester, Suite 500
Murray, UT 84107

Intellectual Property Security Agreement (FATPIPE, INC.)

Loan#: 17500368

Principal Loan Amount: $5,000,000.00

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

	By:	/s/ Ragula Bhaskar
	Name:	Ragula Bhaskar
	Title:	Managing Director

Address for Notices:

392 E. Winchester, Suite 500
Murray, UT 84107

AGREED TO AND ACCEPTED:

CELTIC BANK CORPORATION

	By:	/s/ Daniel Godfrey
	Name:	Daniel Godfrey
	Title:	Senior Vice President

Address for Notices:

268 S. State Street, Suite 300
Salt Lake City, UT 84111

Intellectual Property Security Agreement (FATPIPE, INC.)

Loan#: 17500368

Principal Loan Amount: $5,000,000.00

SCHEDULES

SCHEDULE 1

PATENTS

Title	Jurisdiction	Application Number	Patent Number	Issue Date	Record Owner

System and Method for Transmitting a User’s Data Packets Concurrently Over Different Telephone Lines Between Two Computer Networks	United States		6,253,247	June 26, 2001	FatPipe Networks Private Limited
Combining Routers to Increase Concurrency and Redundancy in External Networking Access	United States		6,295,276	September 25, 2001	FatPipe Networks Private Limited
Combining Routers to Increase Concurrency and Redundancy in External Networking Access	United States		6,493,341	December 10, 2002	FatPipe Networks Private Limited
Tools and Tecchniques for Directing Packets Over Disparate Networks	United States		6,775,235	August 10, 2004	FatPipe Networks Private Limited
Combining Routers to Increase Concurrency and Redundancy in External Networking Access	United States		7,269,143	September 11, 2007	FatPipe Networks Private Limited
Selective Encryption With Parallel Networks	United States		7,444,506	October 28, 2008	Ragula Systems dba FatPipe Networks
Domain Name Resolution Making Up Address Selections in Response to Connection Status When Multiple Connections are Present	United States		7,877,510	January 25, 2011	FatPipe Networks Private Limited
VPN Secure Sessions With Dynamic IP Addresses	United States		8,356,346	January 15, 2013	FatPipe Networks Private Limited
Flatnet Failover Control	United States		8,780,811	July 15, 2014	FatPipe, Inc.
VoIP Multiline Failover	United States		8,995,252	March 31, 2015	FatPipe Networks Private Limited
Flatnet Failover Control	United States		10,164,822	December 25, 2018	FatPipe, Inc.
WAN-SPAN LAN (WSL) Networking Technology	United States		10,374,830	August 6, 2019	FatPipe, Inc.
WAN-SPAN LAN (WSL) Networking Technology	United States		10,819,536	October 27, 2020	FatPipe, Inc.
Persistent Data Communication Sessions Across WAN	United States		10,965,649	March 30, 2021	FatPipe, Inc.

Intellectual Property Security Agreement (FATPIPE, INC.)

Loan#: 17500368

Principal Loan Amount: $5,000,000.00

SCHEDULE 2

TRADEMARKS

Word Mark	Jurisdiction	Serial Number/Registration Number	Filing Date / Registration Date	Record Owner
FatPipe	United States	85705179 / 4316990	August 16, 2012 / April 9, 2013	FatPipe Networks Private Limited

Intellectual Property Security Agreement (FATPIPE, INC.)

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc. FatPipe Technologies, Inc 392 E. Winchester, Suite 500 Salt Lake City, UT 84107	Lender:	Celtic Bank Corporation 268 S. State Street Suite 300 Salt Lake City, UT 84111

Grantor:	FatPipe, Inc. 392 E. Winchester, Suite 500 Salt Lake City, UT 84107

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated January 25, 2023, is made and executed among FatPipe, Inc. (“Grantor”); FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”); and Celtic Bank Corporation (“Lender”).

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit account(s) described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” means the following described deposit account(s) (“Account”):

Savings Account Number 11802930 with Lender

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

BORROWER’S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower’s request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower’s financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower’s creditworthiness.

GRANTOR’S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor’s rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor’s successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No: 17500368	Page 2

LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Borrower, any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s, any guarantor’s or Grantor’s property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower’s or Grantor’s existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower’s or Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s or Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s or Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Grantor as the interests of Borrower or Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Utah Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

ASSIGNMENT OF DEPOSIT ACCOUNT

(Continued)

Loan No: 17500368	Page 3

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Utah Uniform Commercial Code, at law, in equity, or otherwise.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not Lender’s salaried employee and whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Utah.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement or required by law shall be given in writing, and shall be effective when actually delivered in accordance with the law or with this Agreement, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided by applicable law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

ASSIGNMENT OF DEPOSIT ACCOUNT

(Continued)

Loan No: 17500368	Page 4

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word “Account” means the deposit account(s) described in the “Collateral Description” section.

Agreement. The word “Agreement” means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word “Borrower” means FatPipe, Inc.; and FatPipe Technologies, Inc and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means FatPipe, Inc..

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word “Lender” means Celtic Bank Corporation, its successors and assigns.

Note. The word “Note” means the Note dated January 25, 2023 and executed by FatPipe, Inc.; and FatPipe Technologies, Inc in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 25, 2023.

GRANTOR:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Grantor:	FatPipe Technologies, Inc
392 E. Winchester, Suite 500
Salt Lake City, UT 84107

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated January 25, 2023, is made and executed among FatPipe Technologies, Inc (“Grantor”); FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”); and Celtic Bank Corporation (“Lender”).

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit account(s) described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” means the following described deposit account(s) (“Account”):

Savings Account Number 11802929 with Lender

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

BORROWER’S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower’s request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower’s financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower’s creditworthiness.

GRANTOR’S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor’s rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor’s successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

ASSIGNMENT OF DEPOSIT ACCOUNT

(Continued)

Loan No: 17500368	Page 2

LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Borrower, any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s, any guarantor’s or Grantor’s property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower’s or Grantor’s existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower’s or Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s or Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s or Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Grantor as the interests of Borrower or Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Utah Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

ASSIGNMENT OF DEPOSIT ACCOUNT

(Continued)

Loan No: 17500368	Page 3

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Utah Uniform Commercial Code, at law, in equity, or otherwise.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not Lender’s salaried employee and whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Utah.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement or required by law shall be given in writing, and shall be effective when actually delivered in accordance with the law or with this Agreement, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided by applicable law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

ASSIGNMENT OF DEPOSIT ACCOUNT

(Continued)

Loan No: 17500368	Page 4

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word “Account” means the deposit account(s) described in the “Collateral Description” section.

Agreement. The word “Agreement” means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word “Borrower” means FatPipe, Inc.; and FatPipe Technologies, Inc and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means FatPipe Technologies, Inc.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word “Lender” means Celtic Bank Corporation, its successors and assigns.

Note. The word “Note” means the Note dated January 25, 2023 and executed by FatPipe, Inc.; and FatPipe Technologies, Inc in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness. agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 25, 2023.

GRANTOR:

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to two Corporations for $5,000,000.00 due on January 31, 2026.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: refinance of Key bank and working capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

Amount paid to Borrower directly:	$1,602,367.30
$1,602,367.30 Lender’s Check # Wire - Working Capital - FatPipe, Inc. Zions Checking Ending 7719
Amount paid on Borrower’s account:	$876,854.00
$876,854.00 Payment on Loan # Kay Bank Loan Payoff Account E5200023619 - ESTIMATE PENDING PAYOF LETTER
Other Disbursements:	$2,500,000.00
$2,500,000.00 Working Capital / Undisbursed Subject to Delayed Draw-Tranche Disbursement
Other Charges Financed:	$20,778.70
$20,778.70 Origination Fee - 1.00 Percent/ Tranche
Note Principal:	$5,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$778.70
$10.00 Flood Determination Fee(s) -
$10.00 Each Location
$50.00 Personal Credit Report(s) -
$25.00/ea
$258.00 IRS Tax Record Verification ($129/ea. Entity/Individual)
$20.00 Commercial Credit Report ($10.00/ea. Borrower/Commercial Guarantor/Account Debtor)
$390.70 UCC, Public Records, Good Standing Searches (See iLien Invoices)
$50.00 U.S. PTO Recording Fees - $100 - Estimate
Other Charges Paid in Cash:	$4,221.30
$4,221.30 Origination Fee - 1.00 Percent/ Tranche
Total Charges Paid in Cash:	$5,000.00

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 25, 2023.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

CLOSING CERTIFICATION - RECURRING REVENUE LOAN

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

In order to induce Lender to make the above referenced Loan, Borrower and Guarantor(s) acknowledge and agree as follows:

[_____________ ________] 1. This Loan shall be on a control or notification basis pursuant to which Lender shall directly collect and receive all proceeds and payments from the sale of Inventory and payments from the Accounts and others revenues, regardless of the method of payment by the Account Debtor(s) or Payor(s).

[_____________ ________] 2. In order to facilitate the foregoing, Borrower agrees to notify all Account Debtors or other Payors that remit payments via ACH, wire, or other electronic means, to remit payments on a go-forward basis to Borrower’s money market deposit account held with Lender. For Account Debtors that pay via paper check or other method, Borrower agrees to utilize a remote capture device to remit payments to Borrower’s money market deposit account held with Lender, as collected. Borrower also agrees to direct its merchant processors to remit daily settlements to its money market deposit account held with Lender. Such notifications shall be in form and substance acceptable to Lender. Such notifications shall remain in effect until the Loan is paid in full and the line of credit is terminated.

[_____________ ________] 3. To further facilitate the foregoing, Borrower and Lender acknowledge that Borrower may, from time-to-time, improperly receive payments directly from Account Debtors or other Payors and Borrower agrees in such instances to immediately, within 3 Business Days, forward such payment(s) to Borrower’s money market deposit account with Lender. Borrower further acknowledges its obligation to immediately re-notify the Account Debtor(s) or other Payor(s) through any means necessary of the payment address redirection referenced in #2 above. If such payment is received via wire or ACH, Borrower may forward such payment via company check or electronically.

[_____________ ________] 4. Borrower and Guarantor(s) agree and instruct Lender to take any action necessary to ensure compliance with the foregoing. Should Borrower or any Account Debtors or other Payors fail to comply with any of the foregoing, Lender may take appropriate corrective action, including directly contacting and notifying the Account Debtors or other Payors and to require the remittance of payments from the Accounts in Lender’s name.

[_____________ ________] 5. Borrower and Guarantor(s) and acknowledge that the referenced Loan requires certain collateral and financial reporting to be provided in a timely manner. Borrower and Guarantor(s) agree to provide the following reports based on the following schedule:

Accounts Receivable: In form and substance acceptable to Lender quarterly with Borrower’s financial statements

Recurring Revenue Schedule: In form and substance acceptable to Lender quarterly with Borrower’s financial statements

Accounts Payable: In form and substance acceptable to Lender quarterly with Borrower’s financial statements

Inventory Schedule: In form and substance acceptable to Lender quarterly with Borrower’s financial statements

Compliance Certificate: In form and substance acceptable to Lender, quarterly within 30 days following each quarter-end

Fiscal Year-to-Date Income Statement and Ending Balance Sheet: Quarterly within 30 days following each quarter-end

Annual CPA-Compiled Business Financial Statements (With Footnotes and Consolidating Schedules): Within 180 days of each fiscal year-end

Tax Returns of Borrower: Within 30 days of the applicable filing date.

Proof of Payroll Tax Compliance: Quarterly within 30 days following each quarter-end

Customer Lists: In form and substance acceptable to Lender, as reasonably requested by Lender

Business Debt Schedules: Semi-annually, within 30 days following each semi-annual period. or as otherwise requested by Lender

Personal Financial Statements: Semi-annually, within 30 days following each semi-annual period. or as otherwise requested by Lender for each individual Guarantor

Personal Tax Returns: Within 30 days of the applicable filing date for each individual Guarantor

[_____________ ________] 6. Borrower and Guarantor(s) agree that failure to comply with any of the foregoing will also constitute an Event of Default under the Loan Agreement under which Lender shall maintain any and all rights and remedies.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

GUARANTOR:

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

/s/ Ragula Bhaskar	/s/ Sanchaita Datta,
Ragula Bhaskar, Individually	Sanchaita Datta, Individually

CLOSING CERTIFICATION - RECURRING REVENUE LOAN

Loan No: 17500368	(Continued)	Page 2

GRANTOR:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

CONTINUING AUTHORIZATION TO OBTAIN TAX INFORMATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Borrower(s) and the guarantor(s) listed below executed various loan documents with respect to Loan Number 17500368 (the “Loan Documents”). Pursuant to the terms and conditions set forth in the Loan Documents, Borrower(s) and Guarantor(s) agreed to provide certain financial reports, tax returns and other financial information as set forth in section Affirmative Covenants of the Business Loan Agreement dated January 25, 2023 (“Financial Statements”).

If Borrower(s) or Guarantor(s) fail to comply with the Affirmative Covenants with the respect to the delivery of tax returns or any other returns, reports or documents (including delivery of K-1 statements) filed with the Internal Revenue Service (“Tax Filings”), Borrower(s) and each Guarantor, by executing this agreement in the space provided below, hereby agree and grant to Celtic Bank Corporation authorization to obtain any and all Tax Filings directly from the records of the Internal Revenue Service.

Attached to this agreement is an IRS Form 4506T instrument to be executed (but left undated) by each Borrower and each Guarantor. This agreement shall be deemed each Borrower’s and each Guarantor’s consent and direction to Celtic Bank Corporation to date any of the attached IRS Form 4506T instruments and deliver such signed and dated form(s) to the Internal Revenue Service for the purpose of requesting any and all Tax Filings.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

GUARANTOR:

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

/s/ Ragula Bhaskar	/s/ Sanchaita Datta,
Ragula Bhaskar, Individually	Sanchaita Datta, Individually

CREDIT NOTIFICATIONS AND DISCLOSURES

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Credit Application Notifications

Thank you for your loan application with Celtic Bank. The following loan application disclosures are required by law or regulation and are provided for your information and use.

Fair Lending Disclosures

If your loan application is denied, you have the right to a written statement of the specific reason for the denial. To obtain the statement, please contact Celtic Bank, 268 S. State Street, Suite 300, Salt Lake City, UT 84111, within 60 days from the date you are notified of our decision. We will send you a written statement of reasons for the denial within 30 days of receiving your request for a statement.

Under the Fair Credit Reporting Act, you are entitled to receive a free copy of your credit report from the agency that provided us with the credit information about you, provided you make a written request of the credit reporting agency within 60 days of your receipt of this notice. You may also dispute with the credit reporting agency the accuracy or completeness of any information contained in your consumer report furnished by that agency.

Equal Credit Opportunity Act

The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the ability to enter into a binding contract); because all or part of the applicant?s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal agency that administers compliance with this law concerning this creditor is the: Federal Deposit Insurance Corporation, Consumer Response Center, 2345 Grand Blvd., Suite 100, Kansas City, MO 64108-2638, (800) 378-9581.

Fair Credit Reporting Act Disclosures

Information Reported to Consumer Reporting Agencies

Under the Fair Credit Reporting Act, you have the right to notify us if you believe we have reported inaccurate information about your account to any Consumer Reporting Agency. Such notices should be sent in writing and include your complete name, current address, Social Security number, telephone number, account number, type of account, specific item of dispute and the reason why you believe the information was reported in error. Send your notice to: Celtic Bank, 268 S. State Street, Suite 300, Salt Lake City, UT 84111.

The USA Patriot Act

The USA Patriot Act has paved the way for financial institutions to help prevent fraud, identity theft, and the spread of terrorism. It requires financial institutions to obtain more information from an individual or legal entity to help establish identity.

Your cooperation is needed when you open a new account or request a loan. You may be asked more questions to establish and confirm your identity. It may also be required for you to provide one or more of the following types of identification:

Driver?s License

Passport & Country of Issuance

U.S. taxpayer Identification (ID) Number

Alien ID Card

Any other government issued document evidencing nationality or residence

USDA Non-Discrimination Statement

This institution is an equal opportunity provider and employer.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

GUARANTOR:

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

/s/ Ragula Bhaskar	/s/ Sanchaita Datta,
Ragula Bhaskar, Individually	Sanchaita Datta, Individually

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	392 E. Winchester, Suite 500		268 S. State Street
	Salt Lake City, UT 84107		Suite 300
Salt Lake City, UT 84111

LOAN NO.: 17500368

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this January 25, 2023

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe Technologies, Inc	Lender:	Celtic Bank Corporation
	392 E. Winchester, Suite 500		268 S. State Street
	Salt Lake City, UT 84107		Suite 300
Salt Lake City, UT 84111

LOAN NO.: 17500368

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this January 25, 2023

BORROWER:

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc.

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Grantor:	FatPipe Networks Private Limited Corporation
392 E. Winchester, Suite 500
Salt Lake City, UT 84107

LOAN NO.: 17500368

The undersigned Grantor for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Grantor does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this January 25, 2023

GRANTOR:

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Grantor:	FatPipe, Inc.; FatPipe Technologies, Inc; and
FatPipe Networks Private Limited Corporation
392 E. Winchester, Suite 500
Salt Lake City, UT 84107

INSURANCE REQUIREMENTS. Grantor, FatPipe, Inc.; FatPipe Technologies, Inc; and FatPipe Networks Private Limited Corporation (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”) by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Deductibles: $1,000.00.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

Celtic Bank Corporation

268 South State Street, Suite 300

Salt Lake City, UT 84111

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of January 25, 2023, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

AGREEMENT TO PROVIDE INSURANCE

(Continued)

Loan No: 17500368	Page 2

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 25, 2023.

GRANTOR:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE

 ___________________

AGENT’S NAME: _____________________________________

AGENCY: _______________________________________________

ADDRESS: ___________________________________________________________________

INSURANCE COMPANY: __________________________________________

POLICY NUMBER: _________________________________

EFFECTIVE DATES: ____________________________________________________________________________

____________________________________________________________________________________________

COMMENTS: _________________________________________________________________________________

____________________________________________________________________________________________

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	01-25-2023		17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Grantor:	FatPipe, Inc.; FatPipe Technologies, Inc; and
FatPipe Networks Private Limited Corporation
392 E. Winchester, Suite 500
Salt Lake City, UT 84107

TO:	ATTN: Insurance Agent ,	DATE: January 25, 2023

RE:	Policy Number(s):
Insurance Companies/Company:

Dear Insurance Agent:

FatPipe, Inc.; and FatPipe Technologies, Inc (“Borrower”), are obtaining a loan from Celtic Bank Corporation. Please send appropriate evidence of insurance to Celtic Bank Corporation, together with the requested endorsements, on the following property, which Grantor, FatPipe, Inc.; FatPipe Technologies, Inc; and FatPipe Networks Private Limited Corporation (“Grantor”) is giving as security for the loan.

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Deductibles: $1,000.00.
Latest Delivery Date: By the loan closing date.

RETURN TO:

Celtic Bank Corporation 268 South State Street, Suite 300 Salt Lake City, UT 84111

NOTICE OF INSURANCE REQUIREMENTS

(Continued)

Loan No: 17500368	Page 2

GRANTOR:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

Authorization for Pre-Authorized Payments

I, the undersigned, hereby authorize Celtic Bank to electronically transfer loan payments from the following account, on behalf of Fat Pipe, Inc..

Borrower’s Name (Printed)

Zions First National Bank	124000054
Name of Borrower’s Financial Institution	ABA/Routing Number (9 digits)

3880 S. 700 E,	Salt Lake City, UT 84106
Address of Borrower’s Financial Institution	City, State, Zip

020037719
Borrower’s Account Number

Please submit a voided check from your account with this agreement and print in blue/ black ink or type

268 South State Street, Suite 300	/s/ Ragula Bhaskar
Salt Lake City, UT 84111	Borrower’s Signature
PH: (801)363-6500
FX: (801)363-6562	President & CEO
Title of Signer (If loan is made to a company.)

17500368
Authorized Celtic Bank Representative	Celtic Bank Loan Number

FOR CELTIC BANK INTERNAL USAGE ONLY	1/27/2023
Date
Date Entered into System:_____________________

Employee Name:___________________________

FatPipe Inc.

15266

THIS DOCUMENT HAS A COLORED BACKGROUND AND MICROPRINTING. THE REVERSE SIDE INCLUDES AN ARTIFICIAL WATERMARK.

FatPipe Inc.
4455 South 700 East
First Floor
Salt Lake City, UT 84107
801-281-3434

Zions First National Bank
ZIONS BANK 3880 South 700 East
Salt Lake City, UT 84106
801-524-8843

15266

DATE

PAY TO THE ORDER OF VOID VOID $

VOID DOLLARS

Security Features Details on back.

DNA Secure Check VALIDATED Verify at gValidate.com

MEMO

Void Void

⑈124000054⑆020 03771 9⑈ 15266

FatPipe Inc.

15266

DocuSigned by:
Rayula Bhaskar
8FD2ABCFEEC040F...

1/27/2023

VersaCheck Form 1001 Classic (04/15)

www.versacheck.com

AUTHORIZED WIRE TRANSFER & OPERATING ACCOUNT CERTIFICATION

Celtic Bank is hereby authorized to wire transfer money into the account specified below and by the officers or representatives indicated below. The names, signatures, and banking information will be filed and kept effective by Celtic Bank until written notice is sent by the Borrower and received by Celtic Bank.

Please fill-in information requested (Bolded items).

BORROWER:	FatPipe, Inc.	BANK:	Zions First National Bank

BRANCH:		ADDRESS:	3880 S. 700 E. SLC, UT 84106

ROUTING NO.:	124000054	PHONE:	(801) 524-8843

CHECKING ACCOUNT NO.:	020037719

The above referenced account number is our General Operating Account. Celtic Bank cannot disburse loan proceeds into an account designated as a Payroll Account or from which Borrower’s payroll is funded, whether by Borrower or through a third-party payroll service. Celtic Bank will only consider as valid one designated account at a time.

Certified and Acknowledged By:

/s/Ragula Bhaskar	1/27/2023
Authorized Officer	Date

Authorized Officers:

The following officers are authorized to sign and request loan or deposit account withdrawal requests.

/s/ Sanchaita Datta	1/27/2023
(Print Name & Title) Sanchaita Datta	Date
Secretary

(Print Name & Title)	Date

(Print Name & Title)	Date

PLEASE ATTACH A VOIDED CHECK!!

FatPipe Inc. 15266

THIS DOCUMENT HAS A COLORED BACKGROUND AND MICROPRINTING. THE REVERSE SIDE INCLUDES AN ARTIFICIAL WATERMARK.

FatPipe Inc.
4455 South 700 East
First Floor
Salt Lake City, UT 84107
801-281-3434

Zions First National Bank
ZIONS BANK 3880 South 700 East
Salt Lake City, UT 84106
801-524-8843

15266

DATE

PAY TO THE ORDER OF VOID VOID $

VOID DOLLARS

DNA Secure Check VALIDATED Verify at gValidate.com

MEMO

Void Void

⑆124000054⑆020 03771 9⑈ 15266

FatPipe Inc. 15266

DocuSigned by:
Rajula Bhaskar
8FE2A0CFEEC040F...
1/27/2023

VersaCheck Form 1001 Classic (04/15) www.versacheck.com

COMMERCIAL GUARANTY

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc 392 E. Winchester, Suite 500		268 S. State Street Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Guarantor:	Ragula Bhaskar
4540 S. Jupiter Dr.
Salt Lake City, UT 84124

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower, or any one or more of them, to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any one or more of them, and any present or future judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

COMMERCIAL GUARANTY

Loan No: 17500368	(Continued)	Page 2

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Guarantor’s balance sheet and income statement for the year ended, prepared by Guarantor.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each Half-year, Guarantor’s balance sheet and profit and loss statement for the period ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor’s Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, or other comprehensive basis of accounting acceptable to Lender and designated by Lender in writing, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (1) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (2) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (3) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any Collateral for the Indebtedness; or (4) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations. Guarantor acknowledges and agrees that Guarantor’s obligations under this Guaranty shall apply to and continue with respect to any amount paid to Lender which is subsequently recovered from Lender for any reason whatsoever (including without limitation as a result of bankruptcy, insolvency or fraudulent conveyance proceeding), notwithstanding the fact that all or a part of the Indebtedness may have been previously paid, or this Guaranty may have been terminated, or both.

Guarantor also waives and agrees not to assert or take advantage of (1) any right (including the right, if any, under Utah’s one-action rule as set forth in Utah Code Annotated, 1953, Section 78B-6-901) to require Lender to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power before proceeding against Guarantor; (2) the release or surrender of any security held for the payments of the Indebtedness; or (3) any defense based upon an election of remedies (including, if available, an election of remedies to proceed by non-judicial foreclosure) by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

Guarantor’s Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower’s Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

COMMERCIAL GUARANTY

Loan No: 17500368	(Continued)	Page 3

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not Lender’s salaried employee and whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Guaranty or required by law shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered in accordance with the law or with this Guaranty, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

COMMERCIAL GUARANTY

Loan No: 17500368	(Continued)	Page 4

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means FatPipe, Inc.; and FatPipe Technologies, Inc and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word “GAAP” means generally accepted accounting principles.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Ragula Bhaskar, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means Celtic Bank Corporation, its successors and assigns.

COMMERCIAL GUARANTY

Loan No: 17500368	(Continued)	Page 5

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JANUARY 25, 2023.

GUARANTOR:

X	/s/ Ragula Bhaskar
Ragula Bhaskar

COMMERCIAL GUARANTY

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street
	392 E. Winchester, Suite 500		Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

Guarantor:	Sanchaita Datta
4540 S. Jupiter Dr.
Salt Lake City, UT 84124

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower, or any one or more of them, to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any one or more of them, and any present or future judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

COMMERCIAL GUARANTY
Loan No: 17500368	(Continued)	Page 2

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Guarantor’s balance sheet and income statement for the year ended, prepared by Guarantor.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each Half-year, Guarantor’s balance sheet and profit and loss statement for the period ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor’s Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, or other comprehensive basis of accounting acceptable to Lender and designated by Lender in writing, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (1) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (2) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (3) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any Collateral for the Indebtedness; or (4) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations. Guarantor acknowledges and agrees that Guarantor’s obligations under this Guaranty shall apply to and continue with respect to any amount paid to Lender which is subsequently recovered from Lender for any reason whatsoever (including without limitation as a result of bankruptcy, insolvency or fraudulent conveyance proceeding), notwithstanding the fact that all or a part of the Indebtedness may have been previously paid, or this Guaranty may have been terminated, or both.

Guarantor also waives and agrees not to assert or take advantage of (1) any right (including the right, if any, under Utah’s one-action rule as set forth in Utah Code Annotated, 1953, Section 78B-6-901) to require Lender to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power before proceeding against Guarantor; (2) the release or surrender of any security held for the payments of the Indebtedness; or (3) any defense based upon an election of remedies (including, if available, an election of remedies to proceed by non-judicial foreclosure) by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

Guarantor’s Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower’s Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

COMMERCIAL GUARANTY
Loan No: 17500368	(Continued)	Page 3

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not Lender’s salaried employee and whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Guaranty or required by law shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered in accordance with the law or with this Guaranty, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means FatPipe, Inc.; and FatPipe Technologies, Inc and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word “GAAP” means generally accepted accounting principles.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Sanchaita Datta, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means Celtic Bank Corporation, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JANUARY 25, 2023.

GUARANTOR:

X	/s/ Sanchaita Datta
Sanchaita Datta

LaserPro, Ver. 22.3.0.039 Copr. Finastra USA Corporation 1997, 2023. All Rights Reserved. - UT c:\APPS\CFIWIN\CFI\LPL\E20.FC TR-14789 PR-112

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	01-25-2023	01-31-2026	17500368	51 / 12	732311	DCG

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	FatPipe, Inc.	Lender:	Celtic Bank Corporation
	FatPipe Technologies, Inc		268 S. State Street Suite 300
	392 E. Winchester, Suite 500		268 S. State Street Suite 300
	Salt Lake City, UT 84107		Salt Lake City, UT 84111

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a Variable Rate Nondisclosable Loan to two Corporations for $5,000,000.00 due on January 31, 2026.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: FatPipe Networks Private Limited Corporation	- Corporate Resolution: FatPipe, Inc.
- Corporate Resolution: FatPipe Technologies, Inc
- Business Loan Agreement	- Promissory Note
- UT Commercial Guaranty: FatPipe Networks Private Limited Corporation	- UT Commercial Guaranty: Sanchaita Datta
- UT Commercial Guaranty: Ragula Bhaskar
- UT Commercial Security Agreement: Collateral owned by FatPipe, Inc., FatPipe Technologies, Inc and FatPipe Networks Private Limited Corporation	- UT Assignment of Deposit Account: Collateral owned by FatPipe, Inc.
- UT National UCC Financing Statement (Rev. 04/20/11): Collateral owned by FatPipe, Inc., FatPipe Technologies, Inc and FatPipe Networks Private Limited Corporation	- UT Assignment of Deposit Account: Collateral owned by FatPipe Technologies, Inc
- National UCC Instructions 04/20/11
- National UCC Addendum Instructions 04/20/11
- Name Affidavit - Name Affidavit	- Credit Notifications - Credit Notifications and Disclosures
- Continuing Authorization to Obtain Tax Information - Continuing Authorization to Obtain Tax Information	Closing Certification - Recurring Revenue Loan - Closing Certification - Recurring Revenue Loan

- Agreement to Provide Insurance	- Notice of Insurance Requirements
- Disbursement Request and Authorization	- Notice of Final Agreement
- Errors and Omissions Agreement: FatPipe Technologies, Inc	- Errors and Omissions Agreement: FatPipe Networks Private Limited Corporation
- Errors and Omissions Agreement: FatPipe, Inc.
- Change of Remittance Address	- Notice of Assignment Letter
- Understanding the Borrowing Base Certificate	- 4506T Form -
- UNDATED 8821 Form - UNDATED

Parties. The term “Parties” means Celtic Bank Corporation and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	FatPipe, Inc.; and FatPipe Technologies, Inc
Grantor(s):	FatPipe, Inc.; FatPipe Technologies, Inc; and FatPipe Networks Private Limited Corporation
Grantor(s):	FatPipe, Inc.
Grantor(s):	FatPipe Technologies, Inc
Guarantor 1:	FatPipe Networks Private Limited Corporation
Guarantor 2:	Ragula Bhaskar
Guarantor 3:	Sanchaita Datta

ADDITIONAL LOAN DOCUMENTS. The following additional Loan Documents are also incorporated into the Loan Agreement:

1) Intellectual Property Security Agreement

NOTICE OF FINAL AGREEMENT
Loan No: 17500368	(Continued)	Page 2

Each Party who signs below, other than Celtic Bank Corporation, acknowledges, represents, and warrants to Celtic Bank Corporation that it has received, read and understood this Notice of Final Agreement. This Notice is dated January 25, 2023.

BORROWER:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

GRANTOR:

FATPIPE, INC.

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe, Inc.

FATPIPE TECHNOLOGIES, INC

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, President & Chief Executive Officer of FatPipe Technologies, Inc

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

GUARANTOR:

FATPIPE NETWORKS PRIVATE LIMITED CORPORATION

By:	/s/ Ragula Bhaskar
Ragula Bhaskar, Managing Director of FatPipe Networks Private Limited Corporation

GUARANTOR:

X	/s/ Ragula Bhaskar
Ragula Bhaskar, Individually

GUARANTOR:

X	/s/ Ragula Bhaskar
Sanchaita Datta, Individually

LENDER:

CELTIC BANK CORPORATION

X	/s/ Daniel Godfrey
Authorized Signer

LaserPro, Ver. 22.3.0.039 Copr. Finastra USA Corporation 1997, 2023. All Rights Reserved. - UT c:\APPS\CFIWIN\CFI\LPL\I21.FC TR-14789 PR-112

Certificate Of Completion

Envelope Id: 3F06ADF2BEDD4690897860289B341C20		Status: Completed
Subject: Please Docusign: 01/25/23 17500368 FatPipe Closing Documents

Source Envelope:
Document Pages: 66	Signatures: 70	Envelope Originator:
Certificate Pages: 5	Initials: 16	Daniel Godfrey
AutoNav: Enabled		268 S State St
EnvelopeId Stamping: Enabled		Ste 300
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		Salt Lake City, UT 84111
dgodfrey@celticbank.com
IP Address: 23.243.200.58

Record Tracking

Status: Original	Holder: Daniel Godfrey	Location: DocuSign
1/25/2023 6:01:26 PM	dgodfrey@celticbank.com

Signer Events	Signature	Timestamp
Daniel Godfrey	/s/ Daniel Godfrey	Sent: 1/25/2023 6:22:19 PM
dgodfrey@celticbank.com		Viewed: 1/25/2023 6:26:25 PM
Senior Vice President		Signed: 1/25/2023 6:26:37 PM
Celtic Bank
Security Level: Email, Account Authentication (None)	Signature Adoption: Pre-selected Style Using IP Address: 23.243.200.58

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Ragula Bhaskar	/s/ Ragula Bhaskar	Sent: 1/25/2023 6:22:18 PM
bhaskar@fatpipeinc.com		Viewed: 1/27/2023 4:49:49 PM
CEO		Signed: 1/27/2023 4:52:19 PM
Fatpipe, Inc.,
Security Level: Email, Account Authentication (None), Authentication	Signature Adoption: Pre-selected Style Using IP Address: 166.70.116.194

Authentication Details
ID Check:
Transaction: 31020208994045
Result: passed	Question Details:
Vendor ID: LexisNexis	passed county.lived.single.fake
Type: iAuth	passed property.association.single.real
Recipient Name Provided by: Recipient	passed corporate.association.real
Information Provided for ID Check: Address, SSN4	passed corporate.association.real passed property.street.in.city.real
Performed: 1/27/2023 4:49:39 PM	passed property.association.single.real

Electronic Record and Signature Disclosure:
Accepted: 1/27/2023 4:49:49 PM
ID: 12e66999-f2d4-455e-bb47-da0300d4fdcc

Sanchaita Datta	/s/ Sanchaita Datta	Sent: 1/25/2023 6:22:19 PM
sanch@fatpipeinc.com		Viewed: 1/27/2023 4:12:41 PM
President		Signed: 1/27/2023 4:18:15 PM
Security Level: Email, Account Authentication (None), Authentication	Signature Adoption: Pre-selected Style Using IP Address: 166.70.116.194

Authentication Details

Signer Events	Signature	Timestamp
ID Check:
Transaction: 31020208537765
Result: passed	Question Details:
Vendor ID: LexisNexis	passed corporate.association.fake
Type: iAuth	passed corporate.association.real
Recipient Name Provided by: Recipient	passed property.association.single.real
Information Provided for ID Check: Address	passed county.lived.single.real
Performed: 1/27/2023 4:12:30 PM	passed corporate.association.real
passed corporate.association.real

ID Check:
Transaction: 31024510883915
Result: passed	Question Details:
Vendor ID: LexisNexis	passed county.lived.single.real
Type: iAuth	passed property.association.single.real
Recipient Name Provided by: Recipient	passed property.association.single.real
Information Provided for ID Check: Address	passed person.known.single.fake
Performed: 8/30/2023 1:44:39 PM	passed property.association.single.real
passed property.street.in.city.real

Electronic Record and Signature Disclosure:
Accepted: 1/27/2023 4:12:41 PM
ID: fd4da1b8-8f1c-4dfb-97f9-515cffc0f019

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	1/25/2023 6:22:20 PM
Certified Delivered	Security Checked	1/27/2023 4:12:41 PM
Signing Complete	Security Checked	1/27/2023 4:18:15 PM
Completed	Security Checked	1/27/2023 4:52:19 PM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 1/29/2018 9:38:48 AM

Parties agreed to: Ragula Bhaskar, Sanchaita Datta

CONSUMER DISCLOSURE

From time to time, Celtic Bank (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through your DocuSign, Inc. (DocuSign) Express user account. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, please confirm your agreement by clicking the Ã¦I agreeÃ† button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. For such copies, as long as you are an authorized user of the DocuSign system you will have the ability to download and print any documents we send to you through your DocuSign user account for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign Ã´Withdraw Consentö form on the signing page of your DocuSign account. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use your DocuSign Express user account to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through your DocuSign user account all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact Celtic Bank:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:

To contact us by email send messages to: aquinn@celticbank.com

To advise Celtic Bank of your new e-mail address

To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send an email message to us at aquinn@celticbank.com and in the body of such request you must state: your previous e-mail address, your new e-mail address. We do not require any other information from you to change your email address..

In addition, you must notify DocuSign, Inc to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in DocuSign.

To request paper copies from Celtic Bank

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to aquinn@celticbank.com and in the body of such request you must state your e-mail address, full name, US Postal address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with Celtic Bank

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

i. decline to sign a document from within your DocuSign account, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;

ii. send us an e-mail to aquinn@celticbank.com and in the body of such request you must state your e-mail, full name, IS Postal Address, telephone number, and account number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process..

Required hardware and software

Operating Systems:	Windows2000¬ or WindowsXP¬
Browsers (for SENDERS):	Internet Explorer 6.0¬ or above
Browsers (for SIGNERS):	Internet Explorer 6.0¬, Mozilla FireFox 1.0, NetScape 7.2 (or above)
Email:	Access to a valid email account
Screen Resolution:	800 x 600 minimum
Enabled Security Settings:	Ã² Allow per session cookies
Ã² Users accessing the internet behind a Proxy Server must enable HTTP
1.1 settings via proxy connection

** These minimum requirements are subject to change. If these requirements change, we will provide you with an email message at the email address we have on file for you at that time providing you with the revised hardware and software requirements, at which time you will have the right to withdraw your consent.

Acknowledging your access and consent to receive materials electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, please let us know by clicking the Ã¦I agreeÃ† button below.

By checking the Ã¦I AgreeÃ† box, I confirm that:

●	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES document; and
●	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and
●	Until or unless I notify Celtic Bank as described above, I consent to receive from exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by Celtic Bank during the course of my relationship with you.